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                                                                   Exhibit 10.18


                             MASTER LEASE AGREEMENT


COMDISCO, INC. - LESSOR

MASTER LEASE AGREEMENT DATED NOVEMBER 16, 1994, BY AND BETWEEN COMDISCO, INC. ("LESSOR") and COMBICHEM, INC. ("LESSEE").


IN CONSIDERATION OF THE MUTUAL AGREEMENTS DESCRIBED BELOW, THE PARTIES AGREE AS FOLLOWS (ALL CAPITALIZED TERMS ARE DEFINED IN SECTION 14.19):


1.    PROPERTY LEASED.

      Lessor leases to Lessee all of the Equipment described on each Schedule. In the event of a conflict, the terms of a Schedule prevail over this Master Lease.

2.    TERM.

      On the Commencement Date, Lessee will be deemed to accept the Equipment, will be bound to its rental obligations for each item of Equipment and the term of a Schedule will begin and continue through the Initial Term and thereafter until terminated by either party upon prior written notice received during the Notice Period. No termination may be effective prior to the expiration of the Initial Term.

3.    RENT AND PAYMENT.

      Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the payee and at the location specified in Lessor's invoice. Interim Rent is due and payable when invoiced. If any payment is not made when due, Lessee will pay interest at the Overdue Rate. Upon Lessee's execution of each Schedule, Lessee will pay Lessor the Advance specified on the Schedule. The Advance will be credited towards the final Rent payment if Lessee is not then in default. No interest will be paid on the Advance.

4.    SELECTION; WARRANTY AND DISCLAIMER OF WARRANTIES.

      4.1 SELECTION. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by the Lessor.

      4.2 WARRANTY AND DISCLAIMER OF WARRANTIES. Lessor warrants to Lessee that, so long as Lessee is not in default, Lessor will not disturb Lessee's quiet and peaceful possession, and unrestricted use of the Equipment. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for the Equipment. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.    TITLE; RELOCATION OR SUBLEASE; AND ASSIGNMENT.

      5.1 TITLE. Lessee holds the Equipment subject and subordinate to the rights of the Owner, Lessor, any Assignee and any Secured Party. Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the Owner,


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Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Lessee will, at its expense, keep the Equipment free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor, Owner, any Assignee and Secured Party harmless from and against any loss caused by Lessee's failure to do so.

      5.2 RELOCATION OR SUBLEASE. Upon prior written consent, Lessee may relocate Equipment to any location within the continental United States provided
(i) the Equipment will not be used by an entity exempt from federal income tax,
(ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee.

      Lessee may sublease the Equipment upon the reasonable consent of the Lessor and the Secured Party. Such consent to sublease will be granted if: (i) Lessee meets the relocation requirements set out above, (ii) the sublease is expressly subject and subordinate to the terms of the Schedule, (iii) Lessee assigns its rights in the sublease to Lessor and the Secured Party as additional collateral and security, (iv) Lessee's obligation to maintain and insure the Equipment is not altered, (v) all financing statements required to continue the Secured Party's prior perfected security interest are filed, and (vi) the sublease is not to a leasing entity affiliated with the manufacturer of the Equipment described on the Schedule. Lessor acknowledges Lessee's right to sublease for a term which extends beyond the expiration of the Initial Term. If Lessee subleases the Equipment for a term extending beyond the expiration of such Initial Term of the applicable Schedule. Lessee will remain obligated upon the expiration of the Initial Term to return such Equipment, or, at Lessor's sole discretion to (i) return Like Equipment or (ii) negotiate a mutually acceptable lease extension or purchase. If the parties cannot mutually agree upon the terms of an extension or purchase, the term of the Schedule will extend upon the original terms and conditions until terminated pursuant to Section 2.

      No relocation or sublease will relieve Lessee from any of its obligations under this Master Lease and the relevant Schedule.

      5.3 ASSIGNMENT BY LESSOR. The terms and conditions of each Schedule have been fixed by Lessor in order to permit Lessor to sell and/or assign or transfer its interest or grant a security interest in each Schedule and/or the Equipment to a Secured Party or Assignee. In that event, the term Lessor will mean the Assignee and any Secured Party. However, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not materially change Lessee's duties or materially increase the burdens or risks imposed on Lessee. The Lessee consents to and will acknowledge such assignments in a written notice given to Lessee. Lessee also agrees that:

            (a) The Secured Party will be entitled to exercise all of Lessor's rights, but will not be obligated to perform any of the obligations of Lessor. The Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as Lessee is not in default and the Secured Party continues to receive all Rent payable under the Schedule; and

            (b) Lessee will pay all Rent and all other amounts payable to the Secured Party, despite any defense or claim which it has against Lessor. Lessee reserves its right to have recourse directly against Lessor for any defense or claim;

            (c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee holds the Equipment for the Secured Party to the extent of the Secured Party's rights in that Equipment.

6.    NET LEASE; TAXES AND FEES.

      6.1 NET LEASE. Each Schedule constitutes a net lease. Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.


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      6.2   TAXES AND FEES. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges (together with any related interest or penalties not arising from the negligence of Lessor) accrued for or arising during the term of each Schedule against Lessor, Lessee or the Equipment by any governmental authority (except only Federal, state and local taxes on the capital or the net income of Lessor). Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor or property taxes within thirty (30) days of receipt of an invoice.

7. CARE, USE AND MAINTENANCE; ATTACHMENTS AND RECONFIGURATIONS; AND INSPECTION BY LESSOR.

      7.1 CARE, USE AND MAINTENANCE. Lessee will maintain the Equipment in good operating order and appearance, protect the Equipment from deterioration, other than normal wear and tear, and will not use the Equipment for any purpose other than that for which it was designed. If commercially available, Lessee will maintain in force a standard maintenance contract with the manufacturer of the Equipment, or another party acceptable to Lessor, and will provide Lessor with a complete copy of that contract. If Lessee has the Equipment maintained by a party other than the manufacturer, Lessee agrees to pay any costs necessary for the manufacturer to bring the Equipment to then current release, revision and engineering change levels, and to re- certify the Equipment as eligible for manufacturer's maintenance at the expiration of the lease term. The lease term will continue upon the same terms and conditions until recertification has been obtained.

      7.2 ATTACHMENTS AND RECONFIGURATIONS. Upon receiving the prior written consent of Lessor, Lessee may reconfigure and install Attachments on the Equipment. In the event of such a Reconfiguration or Attachment, Lessee will, upon return of the Equipment, at its expense, restore the Equipment to the original configuration specified on the Schedule in accordance with the manufacturer's specifications and in the same operating order, repair and appearance as when installed (normal wear and tear excluded). If any parts of the Equipment are removed during a Reconfiguration or Attachment, Lessor may require Lessee to provide additional security, satisfactory to the Lessor, in order to ensure performance of Lessee's obligations set forth in this subsection. Neither Attachments nor parts installed on Equipment in the course of Reconfiguration will be accessions to the Equipment.

      7.3 INSPECTION BY LESSOR. Upon request, Lessee, during reasonable business hours and subject to Lessee's security requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.

8.    REPRESENTATIONS AND WARRANTIES OF LESSEE.

      Lessee hereby represents, warrants and covenants that with respect to the Master Lease and each Schedule executed hereunder:

            (a) The Lessee is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in each jurisdiction (including the jurisdiction where the Equipment is, or is to be, located) where its ownership or lease of property or the conduct of its business requires such qualification; and has full corporate power and authority to hold property under the Master Lease and each Schedule and to enter into and perform its obligations under such Lease.

            (b) The execution and delivery by the Lessee of the Master Lease and each Schedule and its performance thereunder have been duly authorized by all necessary corporate action on the part of the Lessee, and the Master Lease and each Schedule are not inconsistent with the Lessee's Certificate of Incorporation or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee, enforceable in accordance with their terms.


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            (c)   There are no actions, suits, proceedings or patent claims
pending or, to the knowledge of the Lessee, threatened against or affecting the Lessee in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Lessee to perform its obligations under the Master Lease and each Schedule.

            (d) The Equipment is personal property and when subjected to use by the Lessee will not be or become fixtures under applicable law.

            (e) The Lessee has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except the liabilities and obligations of the Lessee as set forth in the Financial Statements and liabilities and obligations which have occurred in the ordinary course of business, and which have not been, in any case or in the aggregate, materially adverse to Lessee's ongoing business.

            (f) To the best of the Lessee's knowledge, the Lessee owns, possesses, has access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operations of its business as now conducted, with no known infringement of, or conflict with, the rights of others.

            (g) All material contracts, agreements and instruments to which the Lessee is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Lessee in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies.

9.    DELIVERY AND RETURN OF EQUIPMENT.

      Lessee hereby assumes the full expense of transportation and in-transit insurance to Lessee's premises and installation thereat of the Equipment. Upon termination (by expiration or otherwise) of each Schedule, Lessee shall, pursuant to Lessor's instructions and at Lessee's full expense (including, without limitation, expenses of transportation and in-transit insurance), return the Equipment to Lessor in the same operating order, repair, condition and appearance as when received, less normal depreciation and wear and tear, Lessee shall return the Equipment to Lessor at its address set forth herein or at such other address within the continental United States as directed by Lessor, provided, however, that Lessee's expense shall be limited to the cost of returning the equipment to Lessor's address as set forth herein. During the period subsequent receipt of a notice under Section 2, Lessor may demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

10.   LABELING.

      Upon request, Lessee will mark the Equipment indicating Lessor's interest. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11.   INDEMNITY.

      Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable Attorneys' fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment. However, Lessee is not responsible to a party indemnified hereunder for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by the Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.


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12.   RISK OF LOSS.

      Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. Lessee will carry casualty insurance for each item of Equipment in an amount not less than the Casualty Value. All policies for such insurance will name the Lessor and any Secured Party as additional insured and as loss payee, and will provide for at least thirty (30) days prior written notice to the Lessor of cancellation or expiration, and will insure Lessor's interests regardless of any breach or violation by Lessee of any representation, warranty or condition contained in such policies and will be primary without right of contribution from any insurance effected by Lessor. Upon the execution of any Schedule, the Lessee wilt furnish appropriate evidence of such insurance acceptable to Lessor.

      Lessee will promptly repair any damaged item of Equipment unless such Equipment has suffered a Casualty Loss. Within fifteen (15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor and Lessee will, at Lessor's option, either (a) replace the item of Equipment with Like Equipment and marketable title to the Like Equipment will automatically vest in Lessor or
(b) pay the Casualty Value and after that payment and the payment of all other amounts due and owing, Lessee's obligation to pay further Rent for the item of Equipment will cease.

13.   DEFAULT, REMEDIES AND MITIGATION.

      13.1 DEFAULT. The occurrence of any one or more of the following Events of Default constitutes a default under a Schedule:

            (a) Lessee's failure to pay Rent or other amounts payable by Lessee when due if that failure continues for five (5) days after written notice: or

            (b) Lessee's failure to perform any other term or condition of the Schedule or the material inaccuracy of any representation or warranty made by the Lessee in the Schedule or in any document or certificate furnished to the Lessor hereunder if that failure or inaccuracy continues for ten (10) days after written notice; or

            (c) An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee or the filing against Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the adjudication of Lessee as insolvent, the liquidation of Lessee, or the taking of any action for the purpose of the foregoing; or

            (d) The occurrence of an Event of Default under any Schedule or other agreement between Lessee and Lessor or its Assignee or Secured Party.

      13.2 REMEDIES. Upon the occurrence of any of the above Events of Default, Lessor, at its option, may:

            (a) enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity;

            (b) recover from Lessee any damages and or expenses, including Default Costs;

            (c) with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party or, if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty;


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            (d)   with notice and process of law and in compliance with Lessee's security requirements, Lessor may enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees', agents' or representatives' negligence; and

            (e)   pursue any other remedy permitted by law or equity.

The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

      13.3  MITIGATION. Upon return of the Equipment pursuant to the terms of
Section 13.2, Lessor will use its best efforts in accordance with its normal business procedures (and without obligation to give any priority to such Equipment) to mitigate Lessor's damages as described below. EXCEPT AS SET FORTH IN THIS SECTION, LESSEE HEREBY WAIVES ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE LESSOR TO MITIGATE ITS DAMAGES OR MODIFY ANY OF Lessor's RIGHTS OR REMEDIES STATED HEREIN. Lessor may sell, lease or otherwise dispose of all or any part of the Equipment at a public or private sale for cash or credit with the privilege of purchasing the Equipment. The proceeds from any sale, lease or other disposition of the Equipment are defined as either:

            (a) if sold or otherwise disposed of, the cash proceeds less the Fair Market Value of the Equipment at the expiration of the Initial Term less the Default Costs; or

            (b) if leased, the present value (discounted at three points over the prime rate as referenced in the Wall Street Journal at the time of the mitigation) of the rentals for a term not to exceed the Initial Term, less the Default Costs.

      Any proceeds will be applied against liquidated damages and any other sums due to Lessor from Lessee. However, Lessee is liable to Lessor for, and Lessor may recover, the amount by which the proceeds are less than the liquidated damages and other sums due to Lessor from Lessee.

14.   ADDITIONAL PROVISIONS.

      14.1  DELETED.

      14.2 FINANCIAL STATEMENTS. Lessee will provide to Lessor the financial statements specified in this Section, prepared in accordance with generally accepted accounting principles, consistently applied (the "Financial Statements"); provided, however, after the effective date of the initial registration statement covering a public offering of Lessee's securities, the term "Financial Statements" will be deemed to refer to only those statements required by the Securities and Exchange Commission, to be provided no less frequently than quarterly. Lessee will provide to Lessor (i) as soon as practicable (within thirty (30) days) after the end of each month, the same information which Lessee provides to its Board of Directors, but which will include not less than a monthly income statement, balance sheet and statement of cash flows, certified by Lessee's Chief Executive or Financial Officer to be true and correct, and (ii) as soon as practicable (and in any event within ninety (90) days) after the end of each fiscal year, audited balance sheets as of the end of such year (consolidated if applicable), and related statements of income or loss, retained earnings or deficit and changes in the financial position and capital structure of Lessee for such year, setting forth in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an audit report and opinion of the independent certified public accountants selected by Lessee. Lessee will promptly furnish to Lessor any additional information (including but not limited to tax returns, income statements, balance sheets, and names of principal creditors) as Lessor reasonably believes necessary to evaluate Lessee's continuing ability to meet financial obligations.

      14.3 OBLIGATION TO LEASE ADDITIONAL EQUIPMENT. Upon notice to Lessee, Lessor will not be obligated to lease any Equipment which would have a Commencement Date after said notice if: (i) Lessee is in


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default under this Master Lease or any Schedule; (ii) Lessee is in default under any loan agreement, the result of which would allow the lender or any secured party to demand immediate payment of the indebtedness; (iii) there is a material adverse change in Lessee's credit standing; or (iv) Lessor determines (in reasonable good faith) that Lessee will be unable to perform its obligations under this Master Lease.

      14.4 MERGER AND SALE PROVISIONS. Lessee will notify Lessor of any proposed Merger at least twenty (20) days prior to the closing date. Lessor may, in its discretion, either (i) consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, or (ii) terminate the Master Lease and all relevant Schedules. If Lessor elects to consent to the assignment, Lessee and its successor will sign the assignment documentation provided by Lessor. If Lessor elects to terminate the Master Lease and all relevant Schedules, then Lessee will pay Lessor all amounts then due and owing and a termination fee equal to the present value (discounted at 6%) of the remaining Rent for the balance of the Initial Term(s) of all Schedules , and will return the Equipment in accordance with Section 9.

      14.5 ENTIRE AGREEMENT. This Master Lease and associated Schedules supersede all other oral or written agreements or understandings between the parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

      14.6 NO WAIVER. No action taken by Lessor or Lessee will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

      14.7 BINDING NATURE. Each Schedule is binding upon, and inures to the benefit of Lessor and its assigns. LESSEE MAY NOT ASSIGN ITS RIGHTS OR OBLIGATIONS.

      14.8 SURVIVAL OF OBLIGATIONS. All agreements, obligations including, but not limited to those arising under Section 6.2, representations and warranties contained in this Master Lease, any Schedule or in any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and survive the execution, delivery, expiration or termination of this Master Lease.

      14.9 NOTICES. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the Schedule or, one day after it is sent by courier or on the same day as sent via facsimile transmission, provided that the original is sent by personal delivery or mail by the receiving party.

      14.10 APPLICABLE LAW. THIS MASTER LEASE HAS BEEN, AND EACH SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF ILLINOIS AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE UNLESS EXPRESSLY GRANTED IN THIS MASTER LEASE OR A SCHEDULE.

      14.11 SEVERABILITY. If any one or more of the provisions of this Master Lease or any Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.


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      14.12 COUNTERPARTS. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original , but all such counterparts together constitute one and the same instrument. If Lessor grants a security interest in all or any part a Schedule, the Equipment or sums payable thereunder, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights and all other counterparts will be marked "Duplicate".

      14.13 NONSPECIFIED FEATURES AND LICENSED PRODUCTS. If the Equipment is supplied from Lessor's inventory and contains any features not specified in the Schedule, Lessee grants Lessor the right to remove any such features. Any removal will be performed by the manufacturer or another party acceptable to Lessee, upon the request of Lessor, at a time convenient to Lessee, provided that Lessee will not unreasonably delay the removal of such features.

      Lessee will obtain no title to Licensed Products which will at all times remain the property of the owner of the Licensed Products. A license from the owner may be required and it is Lessee's responsibility to obtain any required license before the use of the Licensed Products. Lessee agrees to treat the Licensed Products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell the Licensed Products.

      14.14 ADDITIONAL DOCUMENTS. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with a purchase price in excess of $1,000,000. Lessee will provide Lessor with an opinion from Lessee's counsel in a form acceptable to Lessor regarding the representations and warranties in Section 8.

      14.15 ELECTRONIC COMMUNICATIONS. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

      14.16 LESSOR'S RIGHT TO MATCH. Lessee's rights under Section 5.2 and 7.2 are subject to Lessor's right to match any sublease or upgrade proposed by a third party. Lessee will provide Lessor with the terms of the third party offer and Lessor will have three (3) business days to match the offer. Lessee will obtain such upgrade from or sublease the Equipment to Lessor if Lessor has timely matched the third party offer.

      14.17 LANDLORD/MORTGAGEE WAIVER. Lessee agrees to provide Lessor with a Landlord/Mortgagee Waiver with respect to the Equipment. Such waiver shall be in a form satisfactory to Lessor.

      14.18 EQUIPMENT PROCUREMENT CHARGES/PROGRESS PAYMENTS. Lessee hereby agrees that Lessor shall not, by virtue of its entering into this Lease, be required to remit any payments to any manufacturer or other third party until Lessee accepts the Equipment subject to this Lease.

      14.19 DEFINITIONS.

Advance - means the amount due to Lessor by Lessee upon Lessee's execution of each Schedule.

Assignee - means an entity to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

Attachment - means any accessory, equipment or device and the installation thereof that does not impair the original unction or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

Casualty Loss - means the irreparable loss or destruction of Equipment.


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Casualty Value - means the greater of the aggregate Rent remaining to be paid for the balance of the lease term or the Fair Market Value of the Equipment immediately prior to the Casualty Loss. However, if a Casualty Value Table is attached to the relevant Schedule its terms will control.

Commencement Certificate - means the Lessor provided certificate which must be signed by Lessee within ten (10) days of the Commencement Date as requested by Lessor.

Commencement Date - is defined in each Schedule.

Default Costs - means reasonable attorney's fees and remarketing costs resulting from a Lessee default or Lessor's enforcement of its remedies.

Equipment - means the property described on a Schedule and any replacement for that property required or permitted by this Master Lease or a Schedule but not including any Attachment.

Event of Default - means the events described in Subsection 13.1.

Fair Market Value - means the aggregate amount which would be obtainable in an arm's-length transaction between an informed and willing buyer/user and an informed and willing seller under no compulsion to Sell.

Initial Term - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all items of Equipment and continuing for the number of Rent Intervals indicated on a Schedule.

Installation Date - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

Interim Rent - means the pro-rata portion of Rent due for the period from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term.

Licensed Products - means any software or other licensed products attached to the Equipment.

Like Equipment - means replacement Equipment which is lien free and of the same model, type, configuration and manufacture as Equipment.

Like Part - means a substituted part which is lien free and of the same manufacturer and part number as the removed part, and which when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment.

Merger - means any consolidation or merger of the Lessee with or into any other corporation or entity, any sale or conveyance of all or substantially all of the assets of the Lessee to any other person or entity or any stock acquisition of the Lessee by any other person or entity.

Notice Period - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

Overdue Rate - means the lesser of five percent (5%) of the payment due or the maximum rate permitted by the law or the state where the Equipment is located.

Owner - means the owner of Equipment.

Reconfiguration - means any change to Equipment that would upgrade or downgrade the performance capabilities or the Equipment in any way.

Rent - means the rent, including Interim Rent. Lessee will pay for each item of Equipment expressed in a Schedule either as a specific amount or an amount equal to the amount which Lessor pays for an item of Equipment Multiplied by a lease rate factor plus all other amounts due to Lessor under this Master Lease or a Schedule.

Rent Interval - means a full calendar month or quarter as indicated on a Schedule.

Schedule - means an Equipment Schedule which incorporates all of the terms and conditions of this Master Lease and, for purposes of Section 14.12, its associated Commencement Certificate(s).

Secured Party - means an entity to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.


      IN WITNESS WHEREOF, the parties hereto have executed this Master Lease on or as of the day and year first above written.

COMBICHEM, INC.                        COMDISCO, INC.
as Lessee                              as Lessor

By: /s/ Robert A. Curtis               By: /s/ Illegible
    ---------------------------            --------------------------------

Title: President & CEO                 Title: Illegible
       ------------------------               -----------------------------

                                    EXHIBIT A

                           (MULTIPLE MONTHLY DELIVERY)


SCHEDULE NO. VL-1                            DATED AS OF November 16, 1994

TO MASTER LEASE AGREEMENT DATED AS OF November 16, 1994 ("MASTER LEASE")

LESSEE: CombiChem, Inc.                            LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                          Address for all Notices:
Gail Erwin
Controller                                         6111 North River Road
(619) 677-6077                                     Rosemont, Illinois 60018
Fax (619) 452-8799                                 Attn: Capital Equipment Lease
                                                   dministration
Address for Notices:
10975 Torreyana Road
Suite 230
San Diego, CA 92121

Attn.:

Central Billing Location:                          PAYING AGENT:

Same as above                                      Comdisco, Inc.
                                                   P.O. Box 91744
Attn.:                                             Chicago, Illinois 60693

Lessee Reference No.: ___________________
                      (24 digits maximum)

Location of Equipment:                             Initial Term: 48 months


11025 N. Torrey Pines Road
La Jolla, CA 92037
                                                   Lease Rate Factor: 2.469%
Attn.:

EQUIPMENT (as defined below):                      Advance:
                                                   Phase I: $5,555.25
                                                   Phase II thru V:  $1,234.50
                                                   Phase VI: $1,851.75

Item                         Machine Type/                Serial
No.     Qty.   Manufacturer     Feature     Description   Number      Rent
----    ----   ------------  -------------  -----------   ------      ----

      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period November 16, 1994 through November 15, 1995, for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,000,000 available in the phases provided below:

                      Phase I       $450,000
                      Phase II      $100,000
                      Phase III     $100,000
                      Phase IV      $100,000
                      Phase V       $100,000
                      Phase VI      $150,000

      Phase I shall be available prior to next round of equity and Phases II-VI shall be available after the next round of equity of at least $1,500,000. Notwithstanding anything to the contrary contained in this Lease, if Lessee closes a preferred equity financing (excluding bridge debt financing) equal to or greater than $1,500,000 ("Next Round") on or before January 31, 1995, then Lessor is firmly committed to make Phases II through VI available for the period described above, provided no Event of Default occurs. If Lessee does not close the Next Round by January 31, 1995, Lessor's commitment to make Phase II - VI funds available will be at Lessor's discretion. Equipment shall not include upgrades thereto and further excludes, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items. In no event shall any furniture exceed ten percent (10%) of Lessor's aggregate cost hereunder.

1.    NOTICE PERIOD: Not less than ninety (90) days nor more than twelve (12)
                     months prior to the expiration of the lease term.

2.    EQUIPMENT PURCHASE

      Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under sections (i), (ii) and (iii) below.

      (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no Later than December 16, 1994 *. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

               ORIGINAL EQUIPMENT            PERCENT OF ORIGINAL MANUFACTURER'S
            MANUFACTURER'S SHIP DATE          NET EQUIPMENT COST PAID BY LESSOR
            ------------------------         ----------------------------------

            Between 9/17/94 and 12/16/94                        100%

            Between 7/17/94 and 9/16/94                         80%

            Between 4/17/94 and 7/16/94                         70%

            Between 1/17/94 and 4/16/94                         65%

            Between 10/17/93 and 1/16/94                        60%

      (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.    COMMENCEMENT DATE

      The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month provided however that each Commencement Certificate must cover equipment with an equipment cost of at Least $10,000 or Lessor shall include such equipment on the Commencement Certificate for the next succeeding month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment the Commencement Date will be the date Lessor tenders the purchase price.

4.    OPTION TO EXTEND

      So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least ninety days (90) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.    PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety days (90) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed fifteen percent (15%) of the equipment's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at Least five (5) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect, unless terminated by either party. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.    ENVIRONMENTAL CONDITION

      a. Indemnification. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates (defined below), successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss (defined below).

      b. Lessee Cooperation. In the event of an Environmental Claim, Lessee shall, upon request, immediately provide Lessor with copies of all correspondence reports, notices, orders, findings, declarations and other materials pertinent to the Lessee's compliance with and requirements of any Environmental Law (defined below).

      c. Lessee Insurance. If Lessee is required by law to obtain an environmental liability policy, the Lessee shall name Lessor as an additional insured on its environmental liability insurance policy.

      d. Adverse Environmental Condition - means (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non- accidental Environmental Emission), of or exposure to, any substance, chemical, material, pollutant, contaminant, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

      e. Affiliate - means any entity that is directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Lessor.

      f. Environmental Claim - means any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by an governmental authority or any Person for personal injury (including sickness, disease, or death), tangible or intangible property damage, damage to the environment or natural resources, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition (defined above).

      g. Environmental Emission - means any actual or threatened release, spill, omission, leaking, pumping, injection, deposition, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

      h. Environmental Law - means any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. 1361 et seq.), and the Occupational Safety and Health Act (10 U.S.C. 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, state or local statutes, and the regulations promulgated pursuant thereto.

      i. Environmental Loss - means any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

      j. Person - means any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

7.    SPECIAL TERMS

The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

A.    Section 5.2, "Relocation or Sublease".

      In the first Line insert "Lessor's" before "prior written consent" and insert "which shall not be unreasonably withheld" before "Lessee may relocate Equipment".

B.    Section 5.3, "Assignment by Lessor".

      In paragraph A line 3 after "so long as" insert "there has not been an Event of Default,".

C.    Section 6.2, "Taxes and Fees".

      Delete the parenthetical phrase in the second line of the paragraph.

D.    Section 8, "Representations and Warranties of Lessee".

      Paragraph (d) insert at the beginning of the sentence "To Lessee's knowledge,".

      Paragraph (f) add to the end of the paragraph 11", the infringement or conflict of which would have a material adverse effect on the Lessee."

E.    Section 9, "Delivery and Return of Equipment".

      Delete this section in its entirety and replace it with the following:

      Delivery and Return of Equipment. Lessee assumes the full expense of transportation to its initial location, installation, deinstallation, and return to a location within the continental United States (including without limitation, the expense of in-transit insurance) all pursuant to Lessee's instructions and manufacturer's specifications. Regarding deinstallation, Lessee will assure that the Equipment is deinstalled by the manufacturer in accordance with the manufacturer's recommended procedures and any Environmental Law, and returned with a Certificate of Decontamination in the same operating order, repair, condition and appearance as when originally installed (less normal wear and tear and depreciation) meeting all original Equipment manufacturer's specifications for continued manufacturer's maintenance, and accompanied by all associated documents, manuals, maintenance records for the duration of the Initial Term, spare parts and accessories. In connection with deinstallation, any contaminant removed from the Equipment will be removed and transported by licensed waste removal transporter who shall name Lessor as additional insured on its environmental liability policy. During the period subsequent to the receipt of a termination notice under Section 2, Provided Lessor provides Lessee with reasonably adequate notice and Lessee approves the time for any such demonstration, Lessor may, after providing reasonable notice to Lessee demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

F.    Section 12, "Risk of Loss".

      In the second paragraph add the following to the end of the paragraph "If Lessor agrees to accept like equipment as replacement for the loss or destruction of the equipment, Lessee will not be obligated to replace the Equipment for a cost greater than the Casualty Value, and Lessee shall be entitled to retain all of the insurance proceeds received to reimburse Lessee for its cost to replace the Equipment."

G.    Section 13.1, "Default".

      Paragraph (a) insert the word "business" before the word "days"; insert "Lessee's receipt of" before "written notice"; add to the end of the sentence "of such non-payment".

      Paragraph (b) in the first Line insert "material" before the word "term". In the last line, insert "Lessee's receipt of" before "written notice".

      Paragraph (c) after the phrase "failure by Lessee to pay its debts when due" insert "where such past due amounts exceed $50,000 in the aggregate or any lender has the right to accelerate more than $50,000 of debt", in the third Line after the words "bankruptcy or insolvency law" insert "if such is not removed within sixty days (60)."

H.    Section 14.3, "Obligations to Lease Additional Equipment".

      In the first line insert "written" before the word "notice". In Line 3 clause (i) after "master lease or any schedule" insert "and such default is not cured within five (5) days of written notice".

      Add to the end of the paragraph: "If Lessor's obligations to lease additional Equipment are suspended hereunder, Lessee may request a restoration of such leaseline upon demonstration to Lessor to Lessor's satisfaction that Lessee has cured the defect which gave rise to the suspension of Lessor's lease obligation."

I.    Section 14.4 "Merger and Sale Provisions".

      The second sentence of Section 14.4 of the Master Lease shall be deleted in its entirety and replaced with the following; "Lessor shall have the right to consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, which consent shall not be unreasonably withheld. If such consent is reasonably withheld, then Lessor shall have the option to terminate the Master Lease and all relevant Schedules."

J.    Section 14.7, "Binding Nature".

      Add the end of the paragraph "without the prior written consent of Lessor which shall not be unreasonably withheld."

K.    Section 14.8, "Survival of Obligations".

      In the Last Line, "execution, delivery" shall be revised to read "execution and delivery", delete "expiration or termination". Add to the end of the section: "Sections 7.1, 9, and 11, shall survive expiration or termination of this Master Lease until all duties thereunder have been discharged by the parties."

L.    Section 14.9, "Notices".

      In the Last Line delete the word "receiving" and replace with the word "disclosing" before the word "party".

M.    Section 14.10, "Applicable Law".

      Delete "Illinois" and replace with "California" wherever it appears.

N.    Section 14.17, "LandLord/Mortgagee Waiver".

      After "Lessee agrees to" insert "use reasonable efforts, (which shall not include additional monetary payment to Landlord other than deminimis amounts), to" before "provide Lessor with".

O.    Section 14.19, "Definitions".

      Delete Interim Rent definition and replace with:

      "Interim Rent - means a daily rate of .0278% of Lessor's Cost for each day from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term."

Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without Limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

COMBICHEM, INC.                        COMDISCO, INC.
as Lessee                              as Lessor

By: /s/ Robert A. Curtis               By: /s/ Illegible
    ---------------------------            ------------------------------

Title: President & CEO                 Title: Illegible
       ------------------------               ---------------------------

Date:  Nov. 23, 1994                   Date: 12/5/94
       ------------------------              ----------------------------

                                    EXHIBIT 1

                            COMMENCEMENT CERTIFICATE


      This Certificate dated is executed pursuant to Schedule No. to the Master Lease Agreement dated between Comdisco, Inc. ("Lessor") and ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.


1.    Equipment:

                     Equipment
      Qty    Mfgr    Type/Model     Serial #    Location
      ---    ----    ----------     --------    --------

      (See attached Invoices)



2.    Installation Date: (See attached Invoices)


3.    Initial Term Starts on:


4.    Total Equipment Cost:


5.    Rent:


6.    Representations of Lessee:

      Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                    EXHIBIT A

                           (MULTIPLE MONTHLY DELIVERY)

SCHEDULE NO.  VL-2                                 DATED AS OF April 15, 1996
              ----

TO MASTER LEASE AGREEMENT DATED AS OF November 16, 1994 ("MASTER LEASE")

LESSEE:  CombiChem, Inc.                         LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:

Controller                                       6111 North River Road
Ph. (619) 530-0484                               Rosemont, Illinois 60018
Fax (619) 530-9998                               Attn:  Capital Equipment Lease
                                                 Administration
Address for Notices:
9050 Camino Santa Fe
San Diego, CA 92121


Attn.:

Central Billing Location:                        PAYING AGENT:

Same as above                                    Comdisco, Inc.
                                                 P.O. Box 91744
Attn.:                                           Chicago, Illinois 60693

Lessee Reference No.: _______________________
                      (24 digits maximum)

Location of Equipment:                           Initial Term:  48 months

Same as above
                                                 Lease Rate Factor:  2.425%
        Attn.:

EQUIPMENT (as defined below):                           Advance:  $24,250

Item                         Machine Type/                   Serial
No.     Qty.   Manufacturer     Feature     Description      Number     Rent
---     ----   ------------  ------------   -----------      ------     ----


Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period April 15, 1996 through December 15, 1996 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $1,000,000 ("Commitment Amount"); excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1. NOTICE PERIOD. Not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

2.    EQUIPMENT PURCHASE

      Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

      (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than May 15,1996*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:


            ORIGINAL EQUIPMENT INVOICE       PERCENT OF ORIGINAL MANUFACTURER'S
                      DATE                   NET EQUIPMENT COST PAID BY LESSOR
            --------------------------       ---------------------------------

            Between 02/15/95 and 05/15/96                  100%

            Between 12/16/95 and 02/14/96                   80%

            Between 09/16/95 and 12/15/95                   70%

      (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.    COMMENCEMENT DATE

      The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessee's signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month provided however that each Commencement Certificate must cover equipment with an equipment cost of at least $10,000 or Lessor shall include such equipment on the Commencement Certificate for the next succeeding month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment the Commencement Date will be the date Lessor tenders the purchase price.

4.    OPTION TO EXTEND

      So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least ninety days (90) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.    PURCHASE OPTION

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than ninety days (90) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price not to exceed twenty percent (20%) of the equipment's original cost and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor at least five (5) days before the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect, unless terminated by either party. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.    ENVIRONMENTAL CONDITION

      a. Indemnification. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates (defined below) , successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss (defined below).

      b. Lessee Cooperation. In the event of an Environmental Claim, Lessee shall, upon request, immediately provide Lessor with copies of all correspondence reports, notices, orders, findings, declarations and other materials pertinent to the Lessee's compliance with and requirements of any Environmental Law (defined below) .

      c. Lessee Insurance. If Lessee is required by law to obtain an environmental liability policy, the Lessee shall name Lessor as an additional insured on its environmental liability insurance policy.

      d. Adverse Environmental Condition - means (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non- accidental Environmental Emission), of or exposure to, any substance, chemical, material, pollutant, contaminant, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

      e. Affiliate - means any entity that is directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Lessor.

      f. Environmental Claim - means any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by an governmental authority or any Person for personal injury (including sickness, disease, or death), tangible or intangible property damage, damage to the environment or natural resources, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition (defined above).

      g. Environmental Emission - means any actual or threatened release, spill, omission, leaking, pumping, injection, deposition, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the

\      movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

      h. Environmental Law - means any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. 1361 et seq.), and the Occupational Safety and Health Act (10 U.S.C. 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, state or local statutes, and the regulations promulgated pursuant thereto.

      i. Environmental Loss - means any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

      j. Person - means any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

7.    SPECIAL TERMS

The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

A.    Section 5.2, "Relocation or Sublease".

      In the first line insert "Lessor's" before "prior written consent" and insert "which shall not be unreasonably withheld" before "Lessee may relocate Equipment".

B.    Section 5.3, "Assignment by Lessor".

      In paragraph A line 3 after "so long as" insert "there has not been an Event of Default,".

C.    Section 6.2, "Taxes and Fees".

      Delete the parenthetical phrase in the second line of the paragraph.

D.    Section 8, "Representations and Warranties of Lessee".

      Paragraph (d) insert at the beginning of the sentence "To Lessee's knowledge,".

      Paragraph (f) add to the end of the paragraph", the infringement or conflict of which would have a material adverse effect on the Lessee."

E.    Section 9, "Delivery and Return of Equipment".

      Delete this section in its entirety and replace it with the following:

      DELIVERY AND RETURN OF EQUIPMENT. Lessee assumes the full expense of transportation to its initial location, installation, deinstallation, and return to a location within the continental United States (including without limitation, the expense of intransit insurance) all pursuant to Lessee's instructions and manufacturer's specifications. Regarding deinstallation, Lessee will assure that the Equipment is deinstalled by the manufacturer in accordance with the manufacturer's recommended procedures and any

      Environmental Law, and returned with a Certificate of Decontamination in the same operating order, repair, condition and appearance as when originally installed (less normal wear and tear and depreciation) meeting all original Equipment manufacturer's specifications for continued manufacturer's maintenance, and accompanied by all associated documents, manuals, maintenance records for the duration of the Initial Term, spare parts and accessories. In connection with deinstallation, any contaminant removed from the Equipment will be removed and transported by licensed waste removal transporter who shall name Lessor as additional insured on its environmental liability policy. During the period subsequent to the receipt of a termination notice under Section 2, Provided Lessor provides Lessee with reasonably adequate notice and Lessee approves the time for any such demonstration, Lessor may, after providing reasonable notice to Lessee demonstrate the Equipment's operation in place and Lessee will supply any of its personnel as may reasonably be required to assist in the demonstrations.

F.    Section 12, "Risk of Loss".

      First paragraph, third sentence after the words "as loss payee" insert the following "up to the then current casualty value". In the second paragraph add the following to the end of the paragraph "If Lessor agrees to accept like equipment as replacement for the loss or destruction of the equipment, Lessee will not be obligated to replace the Equipment for a cost greater than the Casualty Value, and Lessee shall be entitled to retain all of the insurance proceeds received to reimburse Lessee for its cost to replace the Equipment."

G.    Section 13.1, "Default".

      Paragraph (a) insert the word "business" before the word "days"; insert "Lessee's receipt of" before "written notice"; add to the end of the sentence "of such non-payment".

      Paragraph (b) in the first line insert "material" before the word "term". In the last line, insert "Lessee's receipt of" before "written notice".

      Paragraph (c) after the phrase "failure by Lessee to pay its debts when due" insert "where such past due amounts exceed $50,000 in the aggregate or any lender has the right to accelerate more than $50,000 of debt", in the third line after the words "bankruptcy or insolvency law" insert "if such is not removed within sixty days (60)."

H.    Section 14.3, "Obligations to Lease Additional Equipment".

      In the first line insert "written" before the word "notice". In line 3 clause (i) after "master lease or any schedule" insert "and such default is not cured within five (5) days of written notice".

      Add to the end of the paragraph: "If Lessor's obligations to lease additional Equipment are suspended hereunder, Lessee may request a restoration of such leaseline upon demonstration to Lessor to Lessor's satisfaction that Lessee has cured the defect which gave rise to the suspension of Lessor's lease obligation."

I.    Section 14.4 "Merger and Sale Provisions".

      The second sentence of Section 14.4 of the Master Lease shall be deleted in its entirety and replaced with the following; "Lessor shall have the right to consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, which consent shall not be unreasonably withheld. If such consent is reasonably withheld, the Lessor shall have the option to terminate the Master Lease and all relevant Schedules.

J.    Section 14.1, "Binding Nature".

      Add the end of the paragraph "without the prior written consent of Lessor which shall not be unreasonably withheld."

K.    Section 14.8, "Survival of Obligations".

      In the last line, "execution, delivery" shall be revised to read "execution and delivery", delete "expiration or termination". Add to the end of the section: "Sections 7.1, 9, and 11, shall survive expiration or termination of this Master Lease Until all duties thereunder have been discharged by the parties."

L.    Section 14.9, "Notices".

      In the last line delete the word "receiving" and replace with the word "disclosing" before the word "party".

M.    Section 14.10, "Applicable Law".

      Delete "Illinois" and replace with "California" wherever it appears.

N.    Section 14.17, "Landlord/Mortgagee Waiver".

      After "Lessee agrees to" insert "use reasonable efforts, (which shall not include additional monetary payment to Landlord other than deminimis amounts), to" before "provide Lessor with".

O.    Section 14.19, "Definitions".

      Delete Interim Rent definition and replace with:

      "Interim Rent - means a daily rate of .0278% of Lessor's Cost for each day from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term."

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


COMBICHEM, INC.                        COMDISCO, INC.
as Lessee                              as Lessor

By: /s/ Illegible                      By: /s/ James P. Labe
    ---------------------------            ------------------------------

Title: President & CEO                 Title: President, Venture Lease Division
       ------------------------               ---------------------------

Date:  4-25-96                         Date:
       ------------------------              ----------------------------

                                              18 SLXXXXX-XX


                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE

      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.



1.      For Period Beginning:                      And Ending:



2.      Initial Term Starts on:                    Initial Term:
                                                   (Number of Rent Intervals)


3.      Total Summary Equipment Cost:



4.      Lease Rate Factor:



5.      Rent:



6.      Acceptance Doc Type:

                                    EXHIBIT A


                           (MULTIPLE MONTHLY DELIVERY)


SCHEDULE NO. VL-3                                DATED AS OF April 15, 1996
             ----

TO MASTER LEASE AGREEMENT DATED AS OF November 16, 1994 ("MASTER LEASE"")

LESSEE: CombiChem, Inc.                            LESSOR: COMDISCO, INC.

Admin.Contact/Phone No.:                           Address for all Notices:
Controller                                         6111 North River Road
Ph. (619) 530-0484                                 Rosemont, Illinois 60018
Fax (619) 530-9998                                 Attn: Capital Equipment Lease
                                                   Administration

Address for Notices:
9050 Camino Santa Fe
San Diego, CA 92121

Attn.:

Central Billing Location:                          PAYING AGENT:

Same as above                                      Comdisco, Inc.
                                                   P.O. Box 91744
Attn.:                                             Chicago, Illinois 60693

Lessee Reference No.: ___________________
                      (24 digits maximum)

Location of Equipment:                             Initial Term:  36 months

Same as above

                                                   Lease Rate Factor:  3.200%
Attn:

EQUIPMENT (as defined below):                      Advance:  $38,400



      Leasehold improvements (which shall be considered "Equipment") specifically approved by Lessor which shall be accepted by Lessee during the period April 15, 1996 through December 15, 1996 ("Equipment Delivery Period"), for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $325, 000 ("Commitment Amount") ("Phase I").

1. NOTICE PERIOD. Note less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

2.    EQUIPMENT PURCHASE

      Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

      (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than April 1, 1996*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value.

      (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) at Lessor's appraised value for such used Equipment.

3.    COMMENCEMENT DATE

      The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with Invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessees signature. Lessor will summarize all Invoices and/or IAFs received in the same calendar month provided however that each Commencement Certificate must cover equipment with an equipment cost of at least $10,000 or Lessor shall include such equipment on the Commencement Certificate for the next succeeding month into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar month thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment the Commencement Date will be the date Lessor tenders the purchase price.

4.    OPTION TO EXTEND

      So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year by giving Lessor at least ninety days (90) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during said extended period shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. This Schedule will continue in effect following said extended period until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.    PHASE II FINANCING

      SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED OR IS CONTINUING, AND SUBJECT TO FINAL REVIEW BY LESSOR, LESSOR AGREES TO PROVIDE TO LESSEE AN ADDITIONAL $875,000 OF EQUIPMENT FINANCING UPON WRITTEN REQUEST OF LESSEE. LESSEE WILL DELIVER TO LESSOR A WARRANT AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO LESSOR, WHEREBY LESSEE SHALL GRANT LESSOR THE RIGHT TO PURCHASE THAT NUMBER OF SHARES OF SERIES C PREFERRED STOCK EQUAL TO 7% OF $875,000 DIVIDED BY $0.62.

6.    MISCELLANEOUS

      In consideration of Lessor financing leasehold improvements hereunder, Lessee hereby agrees in addition to its last Monthly Rent payment to remit to Lessor an amount equal to 12% of Lesser's cost of Leasehold improvements provided hereunder.

7.    ENVIRONMENTAL CONDITION

      a. Indemnification. Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates (defined below) , successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss (defined below).

      b. Lessee Cooperation. In the event of an Environmental Claim, Lessee shall, upon request, immediately provide Lessor with copies of all correspondence reports, notices, orders, findings, declarations and other materials pertinent to the Lessee's compliance with and requirements of any Environmental Law (defined below).

      c. Lessee Insurance. If Lessee is required by law to obtain an environmental liability policy, the Lessee shall name Lessor as an additional insured on its environmental liability insurance policy.

      d. Adverse Environmental Condition - means (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non- accidental Environmental Emission), of or exposure to, any substance, chemical, material, pollutant, contaminant, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

      e. Affiliate - means any entity that is directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Lessor.

      f. Environmental Claim - means any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by an governmental authority or any Person for personal injury (including sickness, disease, or death), tangible or intangible property damage, damage to the environment or natural resources, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition (defined above).

      g. Environmental Emission - means any actual or threatened release, spill, omission, leaking, pumping, injection, deposition, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

      h. Environmental Law - means any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. 1361 et seq.), and the Occupational Safety and Health Act (10 U.S.C. 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, state or local statutes, and the regulations promulgated pursuant thereto.

      i. Environmental Loss - means any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

      j. Person - means any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

8.    SPECIAL TERMS

The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

A.    Section 5.2, "Relocation or Sublease".

      In the first line insert "Lessor's" before "prior written consent" and insert "which shall not be unreasonably withheld" before "Lessee may relocate Equipment".

B.    Section 5.3, "Assignment by Lessor".

      In paragraph A line 3 after "so long as" insert "there has not been an Event of Default,".

C.    Section 6.2, "Taxes and Fees".

      Delete the parenthetical phrase in the second line of the paragraph.

D.    Section 8, "Representations and Warranties of Lessee".

      Paragraph (d) insert at the beginning of the sentence "To Lessee's knowledge,".

      Paragraph (f) add to the end of the paragraph ", the infringement or conflict of which would have a material adverse effect on the Lessee."

E.    Section 9, "Delivery and Return of Equipment".

      Delete from "Upon termination" through the end of the paragraph.

F.    Section 12, "Risk of Loss".

      First paragraph, third sentence after the words "as loss payee" insert the following "up to the then current casualty value". In the second paragraph add the following to the end of the paragraph "If Lessor agrees to accept like equipment as replacement for the loss or destruction of the equipment, Lessee will not be obligated to replace the Equipment for a cost greater than the Casualty Value, and Lessee shall be entitled to retain all of the insurance proceeds received to reimburse Lessee for its cost to replace the Equipment."

G.    Section 13.1, "Default".

      Paragraph (a) insert the word "business" before the word "days"; insert "Lessee's receipt of" before "written notice"; add to the end of the sentence "of such non-payment".

      Paragraph (b) in the first line insert "material" before the word "term". In the last line, insert "Lessee's receipt of" before "written notice".

      Paragraph (c) after the phrase "failure by Lessee to pay its debts when due" insert "where such past due amounts exceed $50,000 in the aggregate or any lender has the right to accelerate more than $50,000 of debt", in the third line after the words "bankruptcy or insolvency law" insert "if such is not removed within sixty days (60)."

H.    Section 14.3, "Obligations to Lease Additional Equipment".

      In the first line insert "written" before the word "notice". In line 3 clause (i) after "master lease or any schedule" insert "and such default is not cured within five (5) days of written notice".

      Add to the end of the paragraph: "If Lessor's obligations to lease additional Equipment are suspended hereunder, Lessee may request a restoration of such leaseline upon demonstration to Lessor to Lessor's satisfaction that Lessee has cured the defect which gave rise to the suspension of Lessor's lease obligation."

I.    Section 14.4 "Merger and Sale Provisions".

      The second sentence of Section 14.4 of the Master Lease shall be deleted in its entirety and replaced with the following; "Lessor shall have the right to consent to the assignment of the Master Lease and all relevant Schedules to the successor entity, which consent shall not be unreasonably withheld. If such consent is reasonably withheld, then Lessor shall have the option to terminate the Master Lease and all relevant Schedules."

J.    Section 14.7, "Binding Nature".

      Add the end of the paragraph "without the prior written consent of Lessor which shall not be unreasonably withheld."

K.    Section 14.8, "Survival of Obligations".

      In the last line, "execution, delivery" shall be revised to read "execution and delivery", delete "expiration or termination". Add to the end of the section: "Sections 7.1, 9, and 11, shall survive expiration or termination of this Master Lease until all duties thereunder have been discharged by the parties."

L.    Section 14.9, "Notices".

      In the last line delete the word "receiving" and replace with the word "disclosing" before the word "party".

M.    Section 14.10, "Applicable Law".

      Delete "Illinois" and replace with "California" wherever it appears.

N.    Section 14.17, "Landlord/Mortgagee Waiver".

      After "Lessee agrees to" insert "use reasonable efforts, (which shall not include additional monetary payment to Landlord other than deminimis amounts), to" before "provide Lessor with".

O.    Section 14.19, "Definitions".

P.    Delete Interim Rent definition and replace with:

      "Interim Rent - means a daily rate of .0278% of Lessor's Cost for each day from the Commencement Date through but not including the first day of the first full Rent Interval included in the Initial Term."

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.


COMBICHEM, INC.                        COMDISCO, INC.
as Lessee                              as Lessor

By: /s/ Illegible                      By: /s/ James P. Labe
    ---------------------------            ------------------------------

Title: President & CEO                 Title: President, Venture Lease Division
       ------------------------               ---------------------------

Date:  4-25-96                         Date:
       ------------------------              ----------------------------

                                            18 SLXXXXX-XX


                                    EXHIBIT 1

                           SUMMARY EQUIPMENT SCHEDULE


      This Summary Equipment Schedule dated XXXX is executed pursuant to Equipment Schedule No. X to the Master Lease Agreement dated XXXX between Comdisco, Inc. ("Lessor") and XXXX ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease Agreement and Equipment Schedule No. X are incorporated herein and made a part hereof, and this Summary Equipment Schedule constitutes a Schedule for the Equipment on the attached invoices.



1.      For Period Beginning:                      And Ending:



2.      Initial Term Starts on:                    Initial Term:
                                                   (Number of Rent Intervals)


3.      Total Summary Equipment Cost:



4.      Lease Rate Factor:



5.      Rent:



6.      Acceptance Doc Type: